TAX ON INCOME	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
TAX ON INCOME
NOTE 10	-	TAX ON INCOME

A.	Tax rates applicable to the income of the Israeli companies:

Manuka is taxed according to Israeli tax laws.

The Israeli corporate tax rate from the year 2018 and onwards is 23%.

B.	As of December 31, 2022, the Company had total net operating losses in Israel of approximately $2,309 thousand, which may be carried forward and offset against taxable income in the future.

C.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

D.

	December 31
	2022	2021
	Thousands U.S. $
Operating loss carryforward	1,455	361

Net deferred tax asset before valuation allowance	335	85
Valuation allowance	(335)	(85)
Net deferred tax asset	-	-

As of December 31, 2022, the Company has provided a full valuation allowance of $335 thousands in respect of deferred tax assets resulting from tax loss carryforward and other temporary differences. Management currently believes that because the Company has a history of losses, it is more likely than not that the deferred tax regarding the loss carryforward and other temporary differences will not be realized in the foreseeable future.

E.	Available Carryforwards tax losses:

As of December 31, 2022, the Company has an accumulated tax loss carryforward of approximately $1,455 thousands. Carryforward tax losses in Israel are of unlimited duration.

F.
The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowance in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.